 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2016

GulfSlope Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51638	16-1689008
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 City West, Suite 800

Houston, Texas  77042

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (281) 918 4100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a)          Mantyla McReynolds, LLC (“Mantyla”), the Company’s independent registered public accountants, merged with BDO USA, LLP (“BDO”) on July 1, 2016. As a result of this transaction, on July 18, 2016 GulfSlope Energy, Inc. (the “Company”) received notice that Mantyla would not stand for reappointment as the Company’s independent registered public accountants for the fiscal year ending September 30, 2016. Effective July 20, 2016, the Company, after the review and approval of the Company’s Audit Committee, appointed BDO as the Company’s new independent registered public accounting firm for and with respect to the fiscal year ending September 30, 2016.

Mantyla’s reports on the Company’s financial statements as of and for the fiscal years ended September 30, 2015 and 2014 contained an explanatory paragraph that raises substantial doubt about the Company’s ability to continue as a going concern.  Other than the going concern matter, the reports of Mantyla on the financial statements of the Company for the fiscal years ended September 30, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended September 30, 2015 and 2014 and through July 18, 2016, there were no disagreements between the Company and Mantyla on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mantyla, would have caused Mantyla to make reference to the subject matter of the disagreements in connection with its audit reports on the Company’s financial statements.  During the Company’s past fiscal years ended September 30, 2014 and 2015 and the interim period through July 18, 2016, Mantyla did not advise the Company of any of the matters specified in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Mantyla with a copy of this report on Form 8-K in accordance with Item 304(a) of Regulation S-K prior to its filing with the Securities and Exchange Commission and requested that Mantyla furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree.  A copy of the letter from Mantyla is filed as Exhibit 16.1 hereto.

(b)          During the Company’s two most recently completed fiscal years and through the date of engagement of BDO, neither the Company nor anyone on behalf of the Company consulted with BDO regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements as to which the Company received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any matter that was the subject of a disagreement or a reportable event as defined in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01   Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
16.1	Mantyla Letter of Concurrence

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 22, 2016

GULFSLOPE ENERGY, INC.

By:	/s/ John N. Seitz
John N. Seitz, Chief Executive Officer, and Chairman

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

16.1	Mantyla Letter of Concurrence